UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2004

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE                   0-28440                    68-0328265

(Stateor other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

13900 ALTON PARKWAY, SUITE 122
IRVINE, CA 92618

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (949) 595-7200

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, dated August 5, 2004, issued by Endologix, Inc.

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, Endologix, Inc. announced financial results for the second quarter ended June 30, 2004. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 6, 2004	By: /s/ David M. Richards __________________________________________ David M. Richards Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Earnings Release of Endologix, Inc. dated August 5, 2004